                                                                    EXHIBIT 99.3


PURCHASE ORDER

                      ----------------------------
                    B                               PO Number
                    I                               Page Number
                    L                               Revision Number
                    L                               Print Date

                    T                               THE ABOVE PURCHASE ORDER
                    O                               NUMBER MUST APPEAR ON ALL
                      ----------------------------  PACKAGES, PACKING SLIPS,
                                                    INVOICES, MEMOS AND BILLS OF
                                                    LADING.  THE TERMS AND
                                                    CONDITIONS PROVIDED HEREOF
                                                    ARE PART OF THIS ORDER.

                          CONFIRM PRICE & AVAILABILITY

 -------------------------------               -------------------------------
S                                            S
U                                            H
P                                            I
P                                            P
L
I                                            T
E                                            O
R
 -------------------------------               -------------------------------

         P.O. DATE                     BUYER                      TERMS                  F.O.B. POINT                 VENDOR ID
---------------------------- -------------------------- -------------------------- -------------------------- ---------------------

  LINE           VENDOR ITEM                 QTY           U/M                 DESCRIPTION                  UNIT PRICE     FROM DT
--------- ------------------------- --------------------- ------ -------------------------------------- ------------------ --------











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